INCOME TAXES	12 Months Ended
Aug. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 5 - INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. Accounting for Uncertainty in Income Taxes when it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit.

We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of August 31, 2016 and 2015 is as follows:

	August 31, 2016	August 31, 2015
Net operating loss carryforward	$215,870	$47,547
Effective Tax rate	35%	35%
Deferred Tax Asset	75,555	16,6417
Less: Valuation Allowance	(75,555)	(16,6417)
Net deferred tax asset	$-	$-

At August 31, 2016, the Company had $215,870 in net operating losses (“NOLs”) that may be available to offset future taxable income, which begin to expire between 2031 and 2036. In accordance with Section 382 of the U.S. Internal Revenue Code, the usage of the Company’s net operating loss carry forwards are subject to annual limitations following greater than 50% ownership changes.

The Company’s tax returns are subject to examination by tax authorities beginning with the year ended August 31, 2013.